UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 9, 2015

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number	IRS Employer
Identification No.

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 9, 2015, Jingshuang Liu, Danny Y. Lu, George Gabriel, Jim Osterman and M. Todd Singh resigned as directors of Powin Energy Corporation. Joseph Lu, Virgil Beaston, Nicholas Goyak, Jing Liu Nealis and Cheng (Alex) Zhu were appointed to serve as directors of Powin Energy.

Ms. Nealis is a certified public accountant and is currently head of finance at Shunfeng International Clean Energy Limited (America).  Cheng Zhu is the President and CEO of Shunfeng International Clean Energy Limited (America).

The resignations and appointment of directors were pursuant to the SF Sunetch Subscription Agreement, as subsequently amended and supplemented.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: April 14, 2015	By: /s/ Joseph Lu
Chief Executive Officer